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                                                                   EXHIBIT 99.3

          AVAX TECHNOLOGIES RECEIVES AN ADDITIONAL $3.0 MILLION (AUD)
         INVESTMENT IN AUSTRALIAN JOINT VENTURE FROM AUSTRALIAN VACCINE
                               TECHNOLOGIES LTD.

KANSAS CITY, MO, APRIL 6, 2000 -- AVAX TECHNOLOGIES, INC. (NASDAQ: AVXT) today announced that its Australian joint venture, AVAX Australia Pty. Ltd. has received an additional $3.0 million (AUD) investment from Neptunus International Holdings Limited (NIHL), which was recently renamed Australian Vaccine Technologies Ltd. (AVT). AVAX Australia holds the rights to manufacture and market AVAX Technologies' autologous cancer vaccine (AC Vaccine-TM-) for melanoma, M-Vax-TM-, in Australia and has similar rights in New Zealand. M-Vax is AVAX's lead cancer vaccine and is currently being evaluated in the U.S. in a multicenter pivotal registration trial for Stage III melanoma and in a Phase 2 trial for Stage IV melanoma.

Under the joint venture agreement, AVAX Australia has now received a total of $7.0 million (AUD) from AVT for a 35% interest in the joint venture entity. AVT also has the option to purchase an additional 15% interest for $3.0 million
(AUD). Under the terms of the agreement, AVAX Technologies has been granted an option to purchase common stock equivalent to 5% of AVT's fully diluted shares. AVT began trading on the Australian Stock Exchange (ASX) under the symbol "AVT" on March 10, 2000.

Jeffrey M. Jonas, M.D., President and CEO of AVAX Technologies, Inc., stated, "We are very pleased to see AVT increasing their investment in our promising joint venture in Australia. This additional capital investment represents their enthusiasm for the potential of our product and our marketing strategy. We continue to believe that the Australian market allows us to truly demonstrate the validity of our business model and our ability to effectively market individualized product."

In 1999, AVAX announced that it had received notice from Australia's Therapeutic Goods Administration (TGA) that M-Vax may be made available for commercial sale, subject only to licensure of a manufacturing facility. M-Vax, a therapeutic cancer vaccine, is an essentially non-toxic, post-surgical experimental treatment for metastatic melanoma. To date, over 350 patients have been treated with M-Vax on an outpatient basis in the U.S.

AVAX Technologies, Inc. specializes in the development and commercialization of novel biotechnologies, immunotherapies and pharmaceuticals for cancer and other life-threatening diseases using three core technologies: the AC Vaccine technology, topoisomerase inhibitors and anti-estrogens.

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STATED OUTCOMES AND TO SUCCESSFULLY DEVELOP AND COMMERCIALIZE ITS PRODUCT
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